                                                               Exhibit (h)(7)(i)


                         AMENDED AND RESTATED EXHIBIT A
                               WITH RESPECT TO THE
                                AGENCY AGREEMENT

                                     BETWEEN
                                    THE FUNDS
                                       AND
                                DST SYSTEMS, INC.

                                                 TYPE OF            STATE OF           TAXPAYER
             TAXPAYER/FUND NAME                ORGANIZATION       ORGANIZATION         I.D. NO.
             ------------------                ------------       ------------         --------
ING CORPORATE LEADERS TRUST FUND              Trust               New York            13-6061925

ING EQUITY TRUST                              Business Trust      Massachusetts       N/A
  ING Convertible Fund                                                                33-0552461
  ING Equity and Bond Fund                                                            33-0552418
  ING Financial Services Fund                                                         95-4020286
  ING Growth Opportunities Fund                                                       04-2886865
  ING Large Company Value Fund                                                        22-1644924
  ING LargeCap Growth Fund                                                            33-0733557
  ING MidCap Opportunities Fund                                                       06-1522344
  ING MidCap Value Fund                                                               86-1048451
  ING Principal Protection Fund                                                       86-1033467
  ING Principal Protection Fund II                                                    86-1039030
  ING Principal Protection Fund III                                                   86-1049217
  ING Principal Protection Fund IV                                                    82-0540557
  ING Principal Protection Fund V                                                     27-0019774
  ING Principal Protection Fund VI                                                    48-1284684
  ING Principal Protection Fund VII                                                   72-1553495
  ING Real Estate Fund                                                                43-1969240
  ING Research Enhanced Index Fund                                                    06-1533751
  ING SmallCap Opportunities Fund                                                     04-2886856
  ING SmallCap Value Fund                                                             86-1048453
  ING Tax Efficient Equity Fund                                                       23-2978988

ING FUNDS TRUST                               Business Trust      Delaware            N/A
  ING Classic Money Market Fund                                                       23-2978935
  ING GNMA Income Fund                                                                22-2013958
  ING High Yield Bond Fund                                                            23-2978938
  ING High Yield Opportunity Fund                                                     33-0715888
  ING Intermediate Bond Fund                                                          52-2125227
  ING Lexington Money Market Trust                                                    13-6766350
  ING Money Market Fund                                                               86-0955273
  ING National Tax-Exempt Bond Fund                                                   23-2978941

                                                 TYPE OF            STATE OF           TAXPAYER
             TAXPAYER/FUND NAME                ORGANIZATION       ORGANIZATION         I.D. NO.
             ------------------                ------------       ------------         --------
  ING Strategic Bond Fund                                                             33-6170208

ING INVESTMENT FUNDS, INC.                    Corporation         Maryland            N/A
  ING MagnaCap Fund                                                                   22-1891924

ING MAYFLOWER TRUST                           Business Trust      Massachusetts       N/A
  ING Growth + Value Fund                                                             06-1465531
  ING International Value Fund                                                        06-1472910

ING MUTUAL FUNDS                              Business Trust      Delaware            N/A
  ING Emerging Countries Fund                                                         33-0635177
  ING Global Real Estate Fund                                                         86-1028620
  ING International Fund                                                              22-3278095
  ING International SmallCap Growth Fund                                              33-0591838
  ING Precious Metals Fund                                                            13-2855309
  ING Russia Fund                                                                     22-3430284
  ING Worldwide Growth Fund                                                           33-0552475
  ING Global Equity Dividend Fund*                                                    TBD
  ING Foreign Fund*                                                                   72-1563685

ING PRIME RATE TRUST                          Business Trust      Massachusetts       95-6874587

ING SENIOR INCOME FUND                        Business Trust      Delaware            86-1011668

ING VARIABLE INSURANCE TRUST                  Business Trust      Delaware            N/A
  ING VP Global Technology Portfolio                                                  86-1037242
  ING VP High Yield Bond Portfolio                                                    86-1037244
  ING VP Worldwide Growth Portfolio                                                   25-6705433
  ING GET U.S. Core Portfolio - Series 1                                              43-2007006
  ING GET U.S. Core Portfolio - Series 2*                                             TBD
  ING GET U.S. Opportunity Portfolio -                                                43-2007032
  Series 1*
  ING GET U.S. Opportunity Portfolio -                                                TBD
  Series 2*

ING VARIABLE PRODUCTS TRUST                   Business Trust      Massachusetts       N/A
  ING VP Convertible Portfolio                                                        86-1028318
  ING VP Emerging Countries Portfolio                                                 86-1028317
  ING VP Financial Services Portfolio                                                 86-1028316
  ING VP Growth + Value Portfolio                                                     06-6396994
  ING VP Growth Opportunities Portfolio                                               06-6493759
  ING VP High Yield Bond Portfolio                                                    06-6396995
  ING VP International Portfolio                                                      86-1028314
  ING VP International SmallCap Growth                                                86-1028313
  Portfolio
  ING VP International Value Portfolio                                                06-6453493
  ING VP Large Company Value Portfolio                                                86-1028315

                                                 TYPE OF            STATE OF           TAXPAYER
             TAXPAYER/FUND NAME                ORGANIZATION       ORGANIZATION         I.D. NO.
             ------------------                ------------       ------------         --------
  ING VP LargeCap Growth Portfolio                                                    86-1028309
  ING VP MagnaCap Portfolio                                                           06-6493762
  ING VP MidCap Opportunities Portfolio                                               06-6493760
  ING VP Research Enhanced Index Portfolio                                            06-6397003
  ING VP SmallCap Opportunities Portfolio                                             06-6397002

ING VP EMERGING MARKETS FUND, INC.            Corporation         Maryland            06-1287459

ING VP NATURAL RESOURCES TRUST                Business Trust      Massachusetts       22-2932678

      Last Approved: 5/29/03